UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 6, 2005 (October 1, 2005)
HCA INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11239	75-2497104

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer
Identification No.)

One Park Plaza, Nashville, Tennessee	37203

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (615) 344-9551
Not Applicable

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-99.1 RESTRICTED SHARE AWARD AGREEMENT
EX-99.2 NON-QUALIFIED STOCK OPTION AGREEMENT

Item 1.01. Entry Into a Material Definitive Agreement.
     On October 1, 2005, HCA Inc. (the “Company”) awarded restricted shares of the Company’s common stock and non-qualified stock options to purchase shares of its common stock to certain recently appointed executive officers, pursuant to the HCA 2005 Equity Incentive Plan (the “2005 Plan”), as approved by the Compensation Committee of the Board of Directors of the Company (the “Committee”).
     The restricted shares will vest and become exercisable ratably in 33 1/3% increments on each of the first, second and third anniversaries of the date of grant. Notwithstanding the foregoing, the shares of restricted stock will become fully vested upon the occurrence of a change in control of the Company (as defined in the award agreements) or the termination of the executive by reason of death or disability. The restricted stock awards are subject to the terms of the 2005 Plan and the individual award agreements substantially in the form of Exhibit 99.1 hereto and incorporated herein by reference. The foregoing summary of the terms of the restricted stock awards is qualified in its entirety by reference to the complete text of the 2005 Plan and the individual award agreements.
     The non-qualified stock options will vest and become exercisable ratably in 25% increments on each of the first, second, third and fourth anniversaries of the date of grant. The exercise price for the stock options is equal to the fair market value of the underlying shares of common stock on the date of grant. All of the options under the awards will become fully vested upon the occurrence of a change in control of the Company (as defined in the award agreements) or the termination of the executive by reason of retirement, death or disability. The non-qualified stock option awards are subject to the terms of the 2005 Plan and the individual award agreements substantially in the form of Exhibit 99.2 hereto and incorporated herein by reference. The foregoing summary of the terms of the non-qualified stock option awards is qualified in its entirety by reference to the complete text of the 2005 Plan and the individual award agreements.
Item 9.01. Financial Statements and Exhibits.
Exhibits

99.1	Form of Restricted Share Award Agreement
99.2	Form of Non-Qualified Stock Option Agreement

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCA INC.
By:	/s/ John M. Franck II
John M. Franck II
Vice President and Corporate Secretary

Date: October 6, 2005

EXHIBIT INDEX

99.1	Form of Restricted Share Award Agreement
99.2	Form of Non-Qualified Stock Option Agreement